Exhibit 99.1

Secureworks Reports 120% Growth in Annual Taegis Revenue to $188 Million in Connection with Fourth Quarter and Full Year Fiscal 2023 Results

ATLANTA, Ga, Mar. 23, 2023 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its fourth quarter and full fiscal year, which ended on February 3, 2023.
Key Highlights
•Secureworks® Taegis™ grew to $261 million in annual recurring revenue (ARR), an increase of 58% on a year-over-year basis, and now represents around 82% of Secureworks total ARR.
•Company added 400 Taegis Customers in the fourth quarter, finishing fiscal 2023 with 2,000 customers on the Taegis XDR platform.
•Taegis fourth quarter revenue grew 106% year-over-year to $60.2 million.
“Taegis enables organizations to secure business assets more cost effectively by automating security operations at a high return on investment,” said Wendy Thomas, CEO, Secureworks. “Our XDR platform powers industry-leading MDR capabilities through our partner ecosystem, and our superior security outcomes are resonating with the market as demonstrated by a 3-year compound annual growth rate of 156%."
“We reached several important milestones at year end fiscal 2023, as Taegis ARR exceeded $260 million with 2,000 customers now on our XDR platform,” said Paul Parrish, Chief Financial Officer, Secureworks. “With our transformation nearly complete, we expect to be at near break-even in the fourth quarter of FY24, with a path to EBITDA profitability in the following fiscal year."
Fourth Quarter Fiscal 2023 Financial Highlights
•Total revenue for the fourth quarter was $115.3 million, compared to $127.9 million in the fourth quarter of fiscal 2022. The revenue decrease reflects our continued focus on reducing non-strategic service offerings, while delivering triple digit year-over-year growth in Taegis revenue.
•GAAP gross profit was $68.3 million, compared with $77.3 million in the fourth quarter of fiscal 2022. Non-GAAP gross profit was $73.7 million, compared with $81.9 million during the same period last year. Gross profits declined this quarter due to a decrease in non-strategic revenues.
•Gross margin remained stable as Taegis continued to scale, offset by non-strategic Other MSS revenue declines. Q4 GAAP gross margin was 59.2%, compared with 60.5% in the same period last year. Non-GAAP gross margin was 63.9% compared with 64.1% in the fourth quarter of fiscal 2022.
•GAAP net loss was $40.0 million, or $0.47 per share, compared with a net loss of $8.8 million, or $0.11 per share, in the prior year. Non-GAAP net loss was $14.3 million, or $0.17 per share, compared with non-GAAP net income of $2.6 million, or $0.03 per share, in the same period last year.
•Adjusted EBITDA loss for the quarter was $19.7 million, compared with adjusted EBITDA income of $2.1 million in the fourth quarter of fiscal 2022.
•The company ended the fourth quarter with $143.5 million in cash and cash equivalents.

Full Year Fiscal 2023
•Fiscal 2023 revenue was $463.5 million, a decrease from fiscal 2022 revenue of $535.2 million, reflecting our continued reduction in non-strategic service offerings, which offset triple digit year-over-year growth in Taegis revenue.
•Taegis revenue in fiscal 2023 grew 120% to $188.1 million, up from $85.6 million in fiscal 2022.
•Fiscal 2023 GAAP gross profit was $271.8 million, compared to $318.1 million in fiscal 2022. Fiscal 2023 non-GAAP gross profit decreased to $291.6 million from $335.3 million for fiscal 2022.
•Fiscal 2023 GAAP gross margin was 58.7%, compared with 59.4% for fiscal 2022. Non-GAAP gross margin was 62.9% for fiscal 2023, compared with 62.6% for the prior fiscal year.
•GAAP net loss was $114.5 million, or $1.36 per share, compared with $39.8 million, or $0.48 per share, for the prior fiscal year. Non-GAAP net loss was $46.9 million, or $0.56 per share, compared with net income of $8.7 million, or $0.11 per share, for the prior fiscal year.
•Adjusted EBITDA loss for fiscal 2023 was $59.0 million, compared with Adjusted EBITDA of $18.6 million for fiscal 2022.
Business and Operational Highlights
•Business and Operational Announcements
•Secureworks expanded security coverage for Taegis XDR through enhanced integrations with Cisco ISE, Forcepoint Web Security, VMware vCenter, TrendMicro Deep Security, and CyberArk.
•Secureworks also announced enhanced security for Google Cloud Platform (GCP) and Google Workspace. Extended support for Google environments enhances alert visibility and traceability, delivering a simplified workflow for SOC analysts, reducing the time to investigate alerts flagged by Taegis.
•Secureworks launched a Security Posture Dashboard in Taegis, enabling customers to monitor, maintain, and improve their readiness in the face of ongoing security events, especially those impacting others in their industry. The new Security Posture Dashboard provides customers with key metrics and industry comparisons to continuously evaluate and take actions to strengthen their security posture.
•Secureworks doubled the number of Proactive Response Actions available in Taegis ManagedXDR to equip customers with even more automation capabilities and shortened response time.
•Secureworks launched Unlimited Response for Taegis ManagedXDR. This provides unlimited response to incidents detected by Taegis.
•Secureworks expanded our options for data retention, including the option to store data for up to five years.
•Paul M. Parrish, Chief Financial Officer of Secureworks, made the decision to retire as Chief Financial Officer, effective as of May 5, 2023, and is committed to assisting in a smooth transition.
•In conjunction with the transition out of the vast majority of our non-strategic business, we announced, on February 7, 2023, a workforce reduction of approximately 9%, as we align our go forward cost structure with our go forward business.
•Research and Intelligence Leadership
•Amnesty International Canada cited Secureworks' support in detecting and responding to a sophisticated digital security breach from state sponsored attackers.

•Secureworks Counter Threat Unit™ (CTU) published innovative, proprietary research on a pro-Iranian hacking group targeting Saudi Arabia which was covered by several prominent security media outlets.
•Secureworks shared details of the CTU Threat Graph, our proprietary data warehouse encompassing more than 40 billion threat and knowledge nodes, which continues to power automated detections across Secureworks’ solutions.
•Recognition and awards in the fourth quarter of fiscal year 2023 include:
•Recognized as a “Large Managed Detection and Response Provider” within the Forrester MDR Landscape, Q1 2023 Report
•Earned Frost & Sullivan 2022 European Managed and Professional Security Services Customer Value Leadership Award
•Named by CRN as one of the 10 Hot XDR Security Companies You Should Watch In 2023
•Named by CRN as one of the 10 Hot Cybersecurity Companies You Should Watch In 2023
Financial Outlook
For the first quarter of fiscal 2024, the Company expects:
•Revenue of $96 million to $98 million.
•GAAP net loss per share of $0.16 to $0.14 and non-GAAP net loss per share of $0.33 to $0.31.
Secureworks is providing the following guidance for full fiscal year 2024. The Company expects:

Fiscal Year 2024 Guidance
Taegis ARR	At least $300M
Other MSS ARR	Below $20M
Total revenue	$380M to $400M
Taegis revenue	$270M to $280M
GAAP net loss	($86M) to ($78M)
($1.01) to ($0.92) per share
Non-GAAP net loss	($32M) to ($24M)
($0.35) to ($0.26) per share
Adjusted EBITDA	($39M) to ($29M)
Cash from operations	($55M) to ($45M)

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its fourth quarter and full year fiscal 2023 results and financial guidance on March 23, 2023, at 8:00 a.m., U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical and forward-looking non-GAAP financial measure to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue and non-GAAP net loss per share for the first quarter of fiscal 2024, and Taegis ARR, other MSS ARR, total revenue, Taegis revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA, and cash from operations for full year fiscal 2024, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s ability to navigate economic conditions, geopolitical uncertainty and financial market volatility; the Company’s reliance on personnel with extensive information security expertise; the Company’s ability to successfully implement its strategic plan to realign and optimize its investments with its priorities; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the risks associated with proposed or currently enacted tax statutes, including Internal Revenue Code Section 174; the Company’s exposure to fluctuations in currency exchange rates or global inflationary environment; the effect of governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber-attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; estimates or judgments relating to the Company’s critical accounting policies; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict and public health issues, such as the COVID-19 pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information
Investor Inquiries:
Kevin Toomey
VP, Investor Relations
862-338-9046
ktoomey@secureworks.com
Media Inquiries:
Nicole Catalano
Corporate Communications
415-295-5873
press@secureworks.com            (Tables Follow)

SECUREWORKS CORP.
Consolidated Statements of Operations
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	February 3, 2023	January 28, 2022	February 3, 2023	January 28, 2022
Net revenue:
Subscription	$91,522	$99,459	$363,448	$408,947
Professional services	23,814	28,421	100,027	126,267
Total net revenue	115,336	127,880	463,475	535,214
Cost of revenue:
Subscription	32,976	34,092	131,998	143,515
Professional services	14,072	16,454	59,644	73,611
Total cost of revenue	47,048	50,546	191,642	217,126
Gross profit	68,288	77,334	271,833	318,088
Operating expenses:
Research and development	39,605	31,158	141,837	122,494
Sales and marketing	44,845	39,036	166,410	145,134
General and administrative	37,256	22,387	111,615	102,834
Total operating expenses	121,706	92,581	419,862	370,462
Operating loss	(53,418)	(15,247)	(148,029)	(52,374)
Interest and other, net	2,475	(1,262)	1,248	(3,532)
Loss before income taxes	(50,943)	(16,509)	(146,781)	(55,906)
Income tax benefit	(10,907)	(7,734)	(32,282)	(16,115)
Net loss	$(40,036)	$(8,775)	$(114,499)	$(39,791)

Loss per common share (basic and diluted)	$(0.47)	$(0.11)	$(1.36)	$(0.48)
Weighted-average common shares outstanding (basic and diluted)	84,701	83,404	84,389	82,916

Percentage of Total Net Revenue
Subscription gross margin	64.0%	65.7%	63.7%	64.9%
Professional services gross margin	40.9%	42.1%	40.4%	41.7%
Total gross margin	59.2%	60.5%	58.7%	59.4%
Research and development	34.3%	24.4%	30.6%	22.9%
Sales and marketing	38.9%	30.5%	35.9%	27.1%
General and administrative	32.3%	17.5%	24.1%	19.2%
Operating expenses	105.5%	72.4%	90.6%	69.2%
Operating loss	(46.3)%	(11.9)%	(31.9)%	(9.8)%
Loss before income taxes	(44.2)%	(12.9)%	(31.7)%	(10.4)%
Net loss	(34.7)%	(6.9)%	(24.7)%	(7.4)%
Effective tax rate	21.4%	46.8%	22.0%	28.8%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	February 3, 2023	January 28, 2022
Assets:
Current assets:
Cash and cash equivalents	$143,517	$220,655
Accounts receivable, net	72,627	86,231
Inventories	620	505
Other current assets	17,526	26,040
Total current assets	234,290	333,431
Property and equipment, net	4,632	8,426
Goodwill	425,519	425,926
Operating lease right-of-use assets, net	9,256	17,441
Intangible assets, net	106,208	133,732
Other non-current assets	60,965	68,346
Total assets	$840,870	$987,302
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$18,847	$15,062
Accrued and other	81,566	88,122
Deferred revenue	145,170	163,304
Total current liabilities	245,583	266,488
Long-term deferred revenue	11,162	12,764
Operating lease liabilities, non-current	12,141	16,869
Other non-current liabilities	14,023	43,124
Total liabilities	282,909	339,245
Stockholders' equity	557,961	648,057
Total liabilities and stockholders' equity	$840,870	$987,302

SECUREWORKS CORP.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Twelve Months Ended
	February 3, 2023	January 28, 2022
Cash flows from operating activities:
Net loss	$(114,499)	$(39,791)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	36,668	40,520
Amortization of right of use asset	3,800	3,846
Reorganization and other related charges	6,112	—
Amortization of costs capitalized to obtain revenue contracts	18,203	19,330
Amortization of costs capitalized to fulfill revenue contracts	4,773	5,186
Stock-based compensation expense	36,855	30,446
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	(824)	3,393
Income tax benefit	(32,282)	(16,115)
Provision for credit losses	(524)	(430)
Changes in assets and liabilities:
Accounts receivable	13,729	21,221
Net transactions with Dell	(2,561)	(12,025)
Inventories	(115)	55
Other assets	25,451	(15,967)
Accounts payable	3,587	(1,623)
Deferred revenue	(20,309)	(3,253)
Operating leases, net	(5,184)	(5,707)
Accrued and other liabilities	(35,480)	(12,349)
Net cash (used in)/provided by operating activities	(62,600)	16,737
Cash flows from investing activities:
Capital expenditures	(1,947)	(1,928)
Software development costs	(3,704)	(6,086)
Net cash used in investing activities	(5,651)	(8,014)
Cash flows from financing activities:
Proceeds from stock option exercises	—	4,134
Taxes paid on vested restricted shares	(8,887)	(12,502)
Net cash used in financing activities	(8,887)	(8,368)
Net (decrease)/increase in cash and cash equivalents	(77,138)	355
Cash and cash equivalents at beginning of the period	220,655	220,300
Cash and cash equivalents at end of the period	143,517	220,655

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, and weighted average common shares outstanding - diluted (non-GAAP), which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of our reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Twelve Months Ended
	February 3, 2023	January 28, 2022	February 3, 2023	January 28, 2022
GAAP net revenue	$115,336	$127,880	$463,475	$535,214

GAAP subscription cost of revenue	$32,976	$34,092	$131,998	$143,515
Amortization of intangibles	(4,382)	(4,108)	(17,133)	(16,080)
Stock-based compensation expense	(185)	(59)	(642)	(218)
Reorganization and other related charges	(444)	—	(444)	—
Non-GAAP subscription cost of revenue	$27,965	$29,925	$113,779	$127,217
GAAP professional services cost of revenue	$14,072	$16,454	$59,644	$73,611
Stock-based compensation expense	(303)	(430)	(1,358)	(905)
Reorganization and other related charges	(141)	—	(141)	—
Non-GAAP professional services cost of revenue	$13,628	$16,024	$58,145	$72,706
GAAP gross profit	$68,288	$77,334	$271,833	$318,088
Amortization of intangibles	4,382	4,108	17,133	16,080
Stock-based compensation expense	488	490	2,000	1,123
Reorganization and other related charges	585	—	585	—
Non-GAAP gross profit	$73,743	$81,932	$291,551	$335,291
GAAP research and development expenses	$39,605	$31,158	$141,837	$122,494
Stock-based compensation expense	(3,129)	(2,312)	(11,589)	(7,220)
Reorganization and other related charges	(2,052)	—	(2,052)	—
Non-GAAP research and development expenses	$34,424	$28,846	$128,196	$115,274
GAAP sales and marketing expenses	$44,845	$39,036	$166,410	$145,134
Stock-based compensation expense	(1,672)	(824)	(6,568)	(4,065)
Reorganization and other related charges	(2,773)	—	(2,773)	—
Non-GAAP sales and marketing expenses	$40,400	$38,212	$157,069	$141,069
GAAP general and administrative expenses	$37,256	$22,387	$111,615	$102,834
Amortization of intangibles	(3,523)	(3,523)	(14,094)	(14,094)
Stock-based compensation expense	(4,062)	(3,143)	(16,698)	(18,038)
Reorganization and other related charges	(10,061)	—	(10,061)	—
Non-GAAP general and administrative expenses	$19,610	$15,721	$70,762	$70,702
GAAP operating loss	$(53,418)	$(15,247)	$(148,029)	$(52,374)
Amortization of intangibles	7,905	7,631	31,228	30,174
Stock-based compensation expense	9,351	6,769	36,855	30,446
Reorganization and other related charges	15,471	—	15,471	—
Non-GAAP operating (loss)/income	$(20,691)	$(847)	$(64,475)	$8,246
GAAP net loss	$(40,036)	$(8,775)	$(114,499)	$(39,791)
Amortization of intangibles	7,905	7,631	31,228	30,174
Stock-based compensation expense	9,351	6,769	36,855	30,446
Reorganization and other related charges	15,471	—	15,471	—
Aggregate adjustment for income taxes	(6,967)	(3,040)	(15,941)	(12,113)
Non-GAAP net (loss)/income	$(14,276)	$2,585	$(46,886)	$8,716

GAAP loss per share	$(0.47)	$(0.11)	$(1.36)	$(0.48)
Amortization of intangibles	0.09	0.09	0.37	0.36
Stock-based compensation expense	0.11	0.08	0.44	0.36
Reorganization and other related charges	0.18	—	0.18	—
Aggregate adjustment for income taxes	(0.08)	(0.03)	(0.19)	(0.14)
Non-GAAP (loss)/earnings per share *	$(0.17)	$0.03	$(0.56)	$0.11
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net loss	$(40,036)	$(8,775)	$(114,499)	$(39,791)
Interest and other, net	(2,475)	1,262	(1,248)	3,532
Income tax benefit	(10,907)	(7,734)	(32,282)	(16,115)
Depreciation and amortization	8,940	10,606	36,668	40,520
Stock-based compensation expense	9,351	6,769	36,855	30,446
Reorganization and other related charges	15,471	—	15,471	—
Adjusted EBITDA	$(19,656)	$2,128	$(59,035)	$18,592

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)

	Three Months Ended		Twelve Months Ended
Percentage of Total Net Revenue	February 3, 2023	January 28, 2022	February 3, 2023	January 28, 2022
GAAP gross margin	59.2%	60.5%	58.7%	59.4%
Non-GAAP adjustment	4.7%	3.6%	4.2%	3.2%
Non-GAAP gross margin	63.9%	64.1%	62.9%	62.6%

GAAP research and development expenses	34.3%	24.4%	30.6%	22.9%
Non-GAAP adjustment	(4.5)%	(1.8)%	(2.9)%	(1.4)%
Non-GAAP research and development expenses	29.8%	22.6%	27.7%	21.5%

GAAP sales and marketing expenses	38.9%	30.5%	35.9%	27.1%
Non-GAAP adjustment	(3.9)%	(0.6)%	(2.0)%	(0.7)%
Non-GAAP sales and marketing expenses	35.0%	29.9%	33.9%	26.4%

GAAP general and administrative expenses	32.3%	17.5%	24.1%	19.2%
Non-GAAP adjustment	(15.3)%	(5.2)%	(8.8)%	(6.0)%
Non-GAAP general and administrative expenses	17.0%	12.3%	15.3%	13.2%

GAAP operating loss	(46.3)%	(11.9)%	(31.9)%	(9.8)%
Non-GAAP adjustment	28.4%	11.2%	18.0%	11.3%
Non-GAAP operating (loss)/income	(17.9)%	(0.7)%	(13.9)%	1.5%

GAAP net loss	(34.7)%	(6.9)%	(24.7)%	(7.4)%
Non-GAAP adjustment	22.3%	8.9%	14.6%	9.0%
Non-GAAP net (loss)/income	(12.4)%	2.0%	(10.1)%	1.6%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	May 5, 2023		February 2, 2024
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$96	$98	$380	$400

GAAP net loss	$(28)	$(26)	$(86)	$(78)
Amortization of intangibles	8	8	32	32
Stock-based compensation expense	10	10	38	38
Aggregate adjustment for income taxes	(3)	(3)	(16)	(16)
Non-GAAP net loss*	$(14)	$(12)	$(32)	$(24)

GAAP net loss per share	$(0.33)	$(0.31)	$(1.00)	$(0.91)
Amortization of intangibles	0.09	0.09	0.37	0.37
Stock-based compensation expense	0.11	0.11	0.44	0.44
Aggregate adjustment for income taxes	(0.03)	(0.04)	(0.18)	(0.18)
Non-GAAP net loss per share*	$(0.16)	$(0.14)	$(0.35)	$(0.26)

GAAP net loss			$(86)	$(78)
Interest and other, net			(1)	(1)
Income tax benefit			(25)	(23)
Depreciation and amortization			35	35
Stock-based compensation expense			38	38
Adjusted EBITDA*			$(39)	$(29)

Other Items
Effective tax rate				23%
Weighted average shares outstanding (in millions)				86.0
Cash flow from operations			$(55) to $(45)
Capital expenditures				$7 to $9

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding